STATEMENTS OF OPERATIONS (USD $)	12 Months Ended		45 Months Ended
	Apr. 30, 2014	Apr. 30, 2013	Apr. 30, 2014
REVENUE	$ 0	$ 0	$ 0
EXPENSES	167,465	44,796	230,577
Loss from operations	(167,465)	(44,796)	(230,577)
Other Income:
Interest income	1,806	0	1,806
Total other income	1,806	0	1,806
Loss before income taxes	(165,659)	(44,796)	(228,771)
Provision for income taxes	0	0	0
NET LOSS	$ (165,659)	$ (44,796)	$ (228,771)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES	945,720,959	904,500,000